UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 21, 2006

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

200 Clarendon Street, Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                            Entry into a Material Definitive Agreement.

At our annual meeting of stockholders held on April 21, 2006, our stockholders approved our 2006 Equity Incentive Plan. The plan authorizes the grant of a variety of incentive and performance awards to our directors, employees and independent contractors, including incentive stock options, nonqualified stock options, restricted stock awards, restricted stock unit awards, performance awards and other stock-based awards. The maximum number of shares of our common stock issuable under the plan is equal to 1,158,333 shares, which includes 658,333 shares that remained available for future awards under our 1998 incentive and nonqualified stock option plan as of April 21, 2006. This amount may be increased by up to 341,667 shares to the extent that any stock options that have been issued under our 1998 incentive and nonqualified stock option plan are forfeited after April 21, 2006. A detailed summary of the plan is included in the definitive proxy statement we filed on March 27, 2006 in connection with the annual meeting and incorporated herein by reference. A copy of the plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On April 21, 2006, following the approval of our 2006 Equity Incentive Plan and in accordance with the terms of section 6.9 of the plan, our non-employee directors, Basil L. Anderson, William F. Concannon, Ronald T. Maheu, Rowland T. Moriarty and Nancy L. Rose, were each granted restricted stock awards in the amount of 1,487 shares of our common stock. The restricted stock awards vest in four equal annual installments of 25% per year beginning on the first anniversary of the date of grant and are subject to the execution of a restricted stock agreement. A copy of the form of restricted stock agreement applicable to grants of restricted stock awards to our non-employee directors pursuant to section 6.9 of the plan is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

On April 21, 2006, we granted restricted stock awards to our executive officers James C. Burrows, Robert J. Larner and C. Christopher Maxwell in the amount of 13,380, 2,973, and 2,973 shares of our common stock, respectively, under our 2006 Equity Incentive Plan. The restricted stock awards vest in four equal annual installments of 25% per year beginning on the first anniversary of the date of grant and are subject to the execution of a restricted stock agreement. A copy of the form of restricted stock agreement applicable to grants of restricted stock awards to our employees and independent contractors, including our executive officers, is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

On April 18, 2006, J. Phillip Cooper, our former vice chairman and executive vice president, executed a letter agreement with us regarding his pending retirement from our firm on June 21, 2006. Dr. Cooper will remain an employee through his retirement date, continuing to receive his current base salary and benefits, including the payment of the bonus he was awarded for fiscal 2005. The agreement provides, among other things, that upon his retirement he will receive a cash payment of $275,000, the vesting of any stock options and restricted stock awards he holds on the date of his retirement will be accelerated by one year, his insurance benefits will continue for one year, and he will execute standard releases and waivers.

Item 9.01                                             Financial Statements and Exhibits.

(c)  Exhibits

Number	Title

10.1	2006 Equity Incentive Plan (incorporated by reference to Annex A of our definitive proxy statement filed on March 27, 2006).

10.2	Form of Restricted Stock Agreement for Non-Employee Director Award Pursuant to Section 6.9 of the 2006 Equity Incentive Plan.

10.3	Form of Restricted Stock Agreement for Employee or Independent Contractor Awards under the 2006 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: April 27, 2006	By:	/s/Wayne D. Mackie
Wayne D. Mackie
Vice President, Treasurer, and
Chief Financial Officer

Exhibit Index

Number	Title

10.1	2006 Equity Incentive Plan (incorporated by reference to Annex A of our definitive proxy statement filed on March 27, 2006).

10.2	Form of Restricted Stock Agreement for Non-Employee Director Award Pursuant to Section 6.9 of the 2006 Equity Incentive Plan.

10.3	Form of Restricted Stock Agreement for Employee or Independent Contractor Awards under the 2006 Equity Incentive Plan.